united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinwoski, Gemini Fund Services, LLC

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2020

Investor Class Shares (QGLDX)

Advisor Class Shares (QGLCX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.advisorspreferred.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 30, 2020

Dear Shareholders,

This Semi-annual Report for The Gold Bullion Strategy Fund (“Fund”) covers the period from January 1, 2020 to June 30, 2020. Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Fund. During the period, the Fund returned 14.35%, as represented by its Advisor class shares, compared with a return of 17.13% in the S&P GSCI Gold Index, while the S&P 500 TR Index returned -3.08%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

Gold moved higher during the period driven by demand for “safe-haven” assets amidst the coronavirus pandemic. The outbreak and global spread of COVID-19 created heightened levels of economic and stock market uncertainty. Quarantine measures severely curtailed consumer demand and significantly disrupted supply chains. The ensuing wave of monetary and fiscal response from international governments was unprecedented. The result was, and continues to be, a backdrop of low interest rates (real negative rates in some cases), economic recovery uncertainty, and market volatility. Additionally, some countries made runs on their cash reserves kindling fears of currency debasements. Furthermore, global trade tensions still exist and domestic civil unrest and an upcoming presidential election led investors to seek gold as an investment. These factors more than made up for the precipitous drop in consumer demand for gold products primarily driven by China and India.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and, as such, is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to partially offset those fees. The Fund’s underperformance versus the S&P GSCI Gold Total Return Index for the period can largely be attributed to fund expenses and floating rate positions within the collateral portfolio which did not perform as expected in the first quarter, and were subsequently removed from the portfolio in mid-March. However, the collateral portfolio was a source of outperformance during the second quarter benefiting from the interest rate environment.

The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. As always, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic and geopolitical uncertainty. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred, LLC

The Gold Bullion Strategy Fund
Portfolio Review (Unaudited)
June 30, 2020

The Fund’s performance figures* for the six months ended June 30, 2020, as compared to its benchmarks:

			Annualized
					Since Inception	Since Inception
	Six Months	One Year	Three Years	Five Years	April 19, 2016	July 9, 2013
The Gold Bullion Strategy Fund - Investor Class	14.67%	22.14%	10.17%	6.55%	N/A	3.34%
The Gold Bullion Strategy Fund - Advisor Class	14.35%	21.38%	9.51%	N/A	5.65%	N/A
S&P 500 Total Return Index **	(3.08)%	7.51%	10.73%	10.73%	11.96%	11.82%
S&P GSCI Gold Index***	17.13%	25.67%	12.17%	8.07%	7.98%	4.68%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s Investor and Advisor Class total fund operating expense ratio including underlying funds, as provided in the Fund’s prospectus dated May 1, 2020, was 1.51% and 2.10%, respectively. For performance information current to the most recent month-end, please call 1-855-650-7453. Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained free of charge by calling toll-free 1-855-375-3060.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

***	The S&P GSCI Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

As of June 30, 2020, the Fund’s holding by types of investments are as follows:

Holdings by Type of Investment ǂ:	% of Net Assets
Certificates of Deposit	17.0%
Exchange Traded Funds:
Debt Funds	41.1%
Commodity Fund	0.9%
Collateral for Securities Loaned	4.4%
Bonds & Notes	2.8%
Short-Term Investments	30.3%
Other Assets Less Liabilities	3.5%
100.0%

ǂ	The Holdings by Type of Investment detailed do not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Principal
Amount ($)		Interest Rate	Maturity	Value
	BONDS & NOTES - 2.8%
	AGRICULTURE - 0.4%
500,000	Philip Morris International, Inc.	1.87500	2/25/2021	$503,877

	BANKS - 1.2%
500,000	Citigroup, Inc.	2.70000	3/30/2021	508,177
250,000	National Australia Bank Ltd./New York	2.50000	1/12/2021	252,739
250,000	National Australia Bank Ltd./New York	2.62500	7/23/2020	250,336
250,000	Santander UK Group Holdings PLC	3.12500	1/8/2021	253,146
				1,264,398
	PHARMACEUTICALS - 0.7%
500,000	AbbVie, Inc.	2.30000	5/14/2021	506,763
250,000	AstraZeneca PLC	2.37500	11/16/2020	251,908
				758,671
	TELECOMMUNICATIONS - 0.5%
500,000	Cisco Systems, Inc.	2.20000	2/28/2021	506,134

	TOTAL BONDS & NOTES (Cost - $2,994,655)			3,033,080

	CERTIFICATES OF DEPOSITS - 17.0%
	BANKS - 16.8%
250,000	American Express Bank FSB	1.9500%	8/31/2020	250,802
1,000,000	Bank Hapoalim BM/New York NY	1.70000	1/29/2021	1,009,377
1,000,000	Bank of Baroda/New York NY	1.70000	1/29/2021	1,009,377
250,000	Barclays Bank Delaware	1.95000	9/21/2020	251,064
1,000,000	BMO Harris Bank NA	1.75000	2/27/2023	1,002,551
500,000	ConnectOne Bank	2.20000	12/28/2020	505,165
250,000	Discover Bank	1.90000	8/10/2020	250,514
500,000	Flagstar Bank FSB	1.75000	11/15/2021	510,938
1,000,000	Goldman Sachs Bank USA/New York NY	1.80000	1/30/2023	1,039,501
1,000,000	Lafayette Federal Credit Union	1.70000	5/21/2021	1,013,949
700,000	Medallion Bank/Salt Lake City UT	2.30000	1/26/2021	708,755
500,000	Morgan Stanley Bank NA	1.70000	2/22/2022	512,491
500,000	Morgan Stanley Bank NA	2.30000	1/11/2021	505,802
1,500,000	Morgan Stanley Private Bank NA	1.75000	2/7/2022	1,537,781
700,000	Morton Community Bank	2.20000	2/2/2021	708,597
1,000,000	Safra National Bank of New York	1.60000	2/11/2021	1,009,314
1,000,000	Sallie Mae Bank	1.70000	2/14/2022	1,024,664
1,000,000	TBK Bank SSB	1.60000	2/25/2021	1,009,882
1,000,000	USAlliance Federal Credit Union	1.90000	11/28/2022	1,007,268
1,000,000	Wells Fargo Bank NA	2.00000	11/29/2022	1,007,779
1,000,000	Wells Fargo National Bank West	1.90000	1/30/2023	1,042,143
250,000	WEX Bank	3.00000	10/13/2020	252,107
1,000,000	Zions Bancorp NA	1.65000	5/18/2021	1,013,507
				18,183,328
	SAVINGS & LOANS - 0.2%
250,000	Third Federal Savings & Loan Association of Cleveland	0.01900	9/15/2020	250,963

	TOTAL CERTIFICATES OF DEPOSITS (Cost - $18,149,388)			18,434,291

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 42.0%
	COMMODITY FUND - 0.9%
5,869	SPDR Gold Shares (a) *	$982,295

	DEBT FUNDS - 41.1%
230,100	Invesco BulletShares 2020 Corporate Bond ETF	4,896,528
229,000	Invesco BulletShares 2021 Corporate Bond ETF	4,893,730
224,200	Invesco BulletShares 2022 Corporate Bond ETF	4,892,044
225,000	Invesco BulletShares 2023 Corporate Bond ETF	4,896,000
97,000	Invesco Ultra Short Duration ETF	4,892,680
46,200	iShares Short Maturity Bond ETF	2,310,462
89,400	iShares Short-Term Corporate Bond ETF	4,891,074
48,100	PIMCO Enhanced Short Maturity Active ETF	4,891,289
156,200	SPDR Portfolio Short Term Corporate Bond ETF	4,895,308
76,600	SPDR SSgA Ultra Short Term Bond ETF	3,090,044
		44,549,159

	TOTAL EXCHANGE TRADED FUNDS (Cost - $44,694,706)	45,531,454

Shares
	SHORT-TERM INVESTMENTS - 30.3%
	MONEY MARKET FUNDS - 30.3%
23,327,049	Fidelity Investments Money Market Funds - Government Portfolio - Class I 0.06% (c)	23,327,049
9,572,052	First American Government Obligations Fund - Class Z 0.06% (a,c)	9,572,052
	TOTAL SHORT-TERM INVESTMENTS (Cost - $32,899,101)	32,899,101

	COLLATERAL FOR SECURITIES LOANED - 4.4%
4,833,378	Mount Vernon Liquid Assets Portfolio, LLC - 0.34% (c)(d)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $4,833,378)	4,833,378

	TOTAL INVESTMENTS - 96.5% (Cost - $103,571,228)	$104,731,304
	OTHER ASSETS LESS LIABILITIES - 3.5%	3,795,342
	NET ASSETS - 100.0%	$108,526,646

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

(b)	All or a portion of the security is on loan. Total loaned securities had a value of $870,272 at June 30, 2020.

(c)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

(d)	Security purchased with cash proceeds of securities lending collateral.

	FUTURES CONTRACTS

	OPEN LONG FUTURES CONTRACTS
Number of				Notional Value at	Net Unrealized
Contracts	Issue	Exchange	Expiration	June 30, 2020	Appreciation
601	Gold 100oz Futures (a)	NY Comex	August-20	$108,047,780	$4,857,906

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Assets and Liabilities (Unaudited)
June 30, 2020

ASSETS
Investment securities:
At cost	$103,571,228
At value (a)	$104,731,304
Unrealized appreciation on futures contracts	4,857,906
Deposit with broker for futures contracts	2,218,798
Receivable for Fund shares sold	1,941,311
Dividends and interest receivable	109,829
Prepaid expenses and other assets	30,400
TOTAL ASSETS	113,889,548

LIABILITIES
Collateral for securities loaned	4,833,378
Payable for investments purchased	322,542
Payable for Fund shares redeemed	89,194
Investment advisory fees payable	62,760
Payable to related parties	21,399
Distribution (12b-1) fees payable	21,116
Shareholder service fees	12,513
TOTAL LIABILITIES	5,362,902
NET ASSETS	$108,526,646

Composition of Net Assets:
Paid in capital	$94,932,883
Accumulated earnings	13,593,763
NET ASSETS	$108,526,646

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$108,186,343
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,316,547
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$25.06

Advisor Class Shares:
Net Assets	$340,303
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,731
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$24.78

(a)	Includes loaned securities with a value of $4,733,895.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Interest	$351,057
Dividends	304,466
Securities lending	16,309
TOTAL INVESTMENT INCOME	671,832

EXPENSES
Investment advisory fees	342,830
Administrative service fees	125,294
Distribution fees - Investor Class Shares	113,914
Shareholder service fees - Investor Class Shares	68,347
Distribution fees - Advisor Class Shares	1,453
Miscellaneous expenses	82
TOTAL EXPENSES	651,920

NET INVESTMENT INCOME	19,912

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) from:
Investments	(2,137,377)
Futures Contracts	11,059,401
Net Realized Gain on Investments and Futures Contracts	8,922,024

Net change in unrealized appreciation on:
Investments	1,083,076
Futures Contracts	1,985,576
Net Change in Unrealized Appreciation on Investments and Futures Contracts	3,068,652

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	11,990,676

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,010,588

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$19,912	$605,225
Net realized gain on investments and futures contracts	8,922,024	9,461,615
Net change in unrealized appreciation on investments and futures contracts	3,068,652	1,426,123
Net increase in net assets resulting from operations	12,010,588	11,492,963

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Investor Class	(26,563)	(10,193,591)
Advisor Class	—	(36,968)
Total distributions to shareholders	(26,563)	(10,230,559)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	120,954,061	92,063,279
Advisor Class	161,826	1,571,806
Reinvestment of dividends and distributions
Investor Class	25,044	10,010,446
Advisor Class	—	36,818
Payments for shares redeemed
Investor Class	(105,786,896)	(64,554,636)
Advisor Class	(149,188)	(2,303,572)
Net increase from shares of beneficial interest transactions	15,204,847	36,824,141

NET INCREASE IN NET ASSETS	27,188,872	38,086,545

NET ASSETS
Beginning of period	81,337,774	43,251,229
End of period	$108,526,646	$81,337,774

SHARE ACTIVITY
Investor Class:
Shares Sold	5,203,570	4,080,115
Shares Reinvested	1,097	466,409
Shares Redeemed	(4,595,733)	(2,811,727)
Net increase in shares of beneficial interest outstanding	608,934	1,734,797

Advisor Class:
Shares Sold	6,947	67,446
Shares Reinvested	—	1,727
Shares Redeemed	(6,595)	(101,726)
Net increase (decrease) in shares of beneficial interest outstanding	352	(32,553)

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Investor Class
	Six Months
	Ended June 30,		Year Ended December 31,
	2020		2019	2018	2017	2016	2015
	(Unaudited)

Net asset value, beginning of year/period	$21.86		$21.43	$22.62	$21.49	$20.54	$23.33
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01		0.18	0.09	0.01	(0.07)	(0.12)
Net realized and unrealized gain (loss)	3.20		3.38	(1.02)	2.42	1.47	(2.67)
Total income (loss) from investment operations	3.21		3.56	(0.93)	2.43	1.40	(2.79)
Less distributions:
Distributions from net investment income	(0.01)		(3.13)	(0.26)	(1.30)	(0.36)	—
Return of capital	—		—	—	—	(0.09)	—
Total distributions	(0.01)		(3.13)	(0.26)	(1.30)	(0.45)	—
Paid-in-capital from redemption fees	—		—	—	—	—	0.00 (b)
Net asset value, end of year/period	$25.06		$21.86	$21.43	$22.62	$21.49	$20.54
Total return (c)	14.67	% (f)	16.95%	(4.08)%	11.40%	6.80%	(11.96)%
Net assets, end of year/period (in 000s)	$108,186		$81,048	$42,274	$53,484	$34,105	$36,488
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (d)	1.42	% (g)	1.42%	1.41%	1.41%	1.44%	1.45%
Ratios of net investment income (loss) to average net assets (d,e)	0.05	% (g)	0.79%	0.41%	0.05%	(0.29)%	(0.53)%
Portfolio turnover rate	140	% (f)	190%	167%	125%	203%	319%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total return assumes reinvestment of all distributions.

(d)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(f)	Not annualized.

(g)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Advisor Class
	Six Months
	Ended June 30,		Year Ended December 31,				For the Period Ended
	2020		2019		2018	2017	December 31, 2016 (a)
	(Unaudited)

Net asset value, beginning of year/period	$21.68		$21.28		$22.51	$21.41	$24.34
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.06)		0.05		(0.05)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	3.16		3.36		(1.00)	2.40	(2.35	) (c)
Total income (loss) from investment operations	3.10		3.41		(1.05)	2.26	(2.49)
Less distributions:
Distributions from net investment income	—		(3.01)		(0.18)	(1.16)	(0.36)
Return of capital	—		—		—	—	(0.08)
Total distributions	—		(3.01)		(0.18)	(1.16)	(0.44)
Net asset value, end of year/period	$24.78		$21.68		$21.28	$22.51	$21.41
Total return (d)	14.35	% (e)	16.32	% (i)	(4.68)%	10.65%	(10.21	)% (e)
Net assets, end of year/period (in 000s)	$340		$290		$978	$256	$142
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (f)	2.02	% (g)	2.01%		2.01%	2.01%	2.04	% (g)
Ratios of net investment income (loss) to average net assets (f,h)	(0.56	)% (g)	0.20%		(0.24)%	(0.59)%	(0.85	)% (g)
Portfolio turnover rate	140	% (e)	190%		167%	125%	203	% (e)

(a)	The Advisor Class commenced operations on April 19, 2016.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to the timing of the commencement of operations of the Advisor Class.

(d)	Total return assumes reinvestment of all distributions.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited)
June 30, 2020

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks returns that reflect the performance of the price of gold bullion.

The Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”). The Fund’s Investor class commenced operations on July 9, 2013 and the Advisor class commenced operations on April 19, 2016. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – The Fund calculates its daily NAV per share at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund securities are valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures are valued at 4:00 p.m Eastern Time or, in the absence of a settled price, at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in gold-bullion related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub -advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2020 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$3,033,080	$—	$3,033,080
Certificates of Deposit	—	18,434,291	—	18,434,291
Exchange Traded Funds	45,531,454	—	—	45,531,454
Money Market Funds	32,899,101	—	—	32,899,101
Collateral for Securities Loaned	4,833,378	—	—	4,833,378
Total Investments:	$83,263,933	$21,467,371	$—	$104,731,304
Derivative:
Futures Contracts	$4,857,906	$—	$—	$4,857,906
Total Assets:	$88,121,839	$21,467,371	$—	$109,589,210

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the current period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date	GBSF Ltd. Net Assets at	% Of Net Assets at
	of GBSF Ltd.	June 30, 2020	June 30, 2020
GBSF Ltd.	7/09/2013	$17,484,209	16.11%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income is recorded on

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Exchange Traded Funds – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and ETN Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of commodities, equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Derivatives Risk: Futures are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $107,575,823 and $77,363,243, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the six months ended June 30, 2020, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2020.

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets
Assets:				& Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Consolidated	Consolidated	the Consolidated
	Statement of	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Assets & Liabilities	& Liabilities	& Liabilities	Instruments	Received (1)	Net Amount
Futures Contracts	$4,857,906	$—	$4,857,906	$—	$—	$4,857,906
Securities Lending	4,733,895	—	4,733,895	—	(4,733,895)	—
Total	$9,591,801	$—	$9,591,801	$—	$(4,733,895)	$4,857,906

(1)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts

At June 30, 2020, the fair value of the derivative instruments was as follows:

Asset Derivatives
Derivative Investment Type	Commodity Risk	June 30, 2020
Futures Contracts	$4,857,906	$4,857,906

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2020:

Derivative Investment Type	Location on the Consolidated Statement of Operations
Futures Contracts	Net realized gain from futures contracts
Net change in unrealized appreciation on futures contracts

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2020:

Realized gain on derivatives recognized in the Consolidated Statement of Operations
		Total for the Six Months Ended
Derivative Investment Type	Commodity Risk	June 30, 2020
Futures Contracts	$11,059,401	$11,059,401

Changes in unrealized appreciation on derivatives recognized in the Consolidated Statement of Operations
		Total for the Six Months Ended
Derivative Investment Type	Commodity Risk	June 30, 2020
Futures Contracts	$1,985,576	$1,985,576

The derivative instruments outstanding as of June 30, 2020 as disclosed in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. Sub-Advisor expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $342,830 in advisory fees for the six months ended June 30, 2020.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund as shown in the consolidated Statement of Operations under Administrative services fees. Under the terms of the Fund’s agreement with GFS, GFS pays for certain operating expenses of the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. These expenses are the responsibility of GFS.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Investor and Advisor

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

class at an annual rate of 0.25% and 1.00%, respectively, of their average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor” or “Ceros”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended June 30, 2020, pursuant to the Plan, Investor and Advisor Class shares paid $113,914 and $1,453, respectively.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) on the Investor class. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor class and is paid to Ceros to provide compensation for ongoing shareholder servicing or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2020, Investor Class shares paid $68,347.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $30,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Advisor and its affiliates. Trustees’ fees were not borne by the Fund, but by the Advisor.

During the six months ended June 30, 2020, Ceros, a registered broker/dealer and an affiliate of the Advisor, and principal underwriter of the Fund, executed trades on behalf of the Fund and received $37,779 in trade commissions.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures, and its respective gross unrealized appreciation and depreciation at June 30, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$103,595,779	$1,160,076	$(24,551)	$1,135,525

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended December 31, 2019 and December 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$10,143,491	$522,221
Long-Term Capital Gain	—	—
Return of Capital	87,068	4,595
	$10,230,559	$526,816

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(1,170,549)	$2,727,838	$52,449	$1,609,738

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2020

The difference between book basis and tax basis unrealized appreciation and accumulated realized loss is primarily attributable to the tax deferral of losses on wash and tax adjustments for the Fund’s holding in GBSF Ltd.

At December 31, 2019, the Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$962,703	$207,846	$1,170,549	$193,386

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and the Fund’s holding in GBSF Ltd., resulted in reclassifications for the year ended December 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(86,816)	$86,816

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2020 National Financial Services LLC. and E*Trade Savings Bank held approximately 38.37% and 33.75% of the Fund, respectively, for the benefit of its customers.

9.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement (the “Agreement”) with U.S. Bank (the “Lending Agent”). Under the terms of the Agreement, the Portfolios are authorized to loan securities to the Lending Agent. In exchange, the Portfolios receive cash and “non-cash” or “securities” collateral in the amount of at least 105% of the value of any loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily. Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. The value of securities loaned is disclosed in a footnote on the Statement of Assets and Liabilities and on the Portfolio of Investments. Securities lending income is disclosed in the Portfolio’s Statement of Operations. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Portfolio’s cash collateral received in securities lending transactions is invested in the Mount Vernon Liquid Assets Portfolio, LLC, as presented below.

As of June 30, 2020, the Fund loaned securities which were collateralized by cash. The value of securities on loan and the value of the related overnight and continuous collateral were $4,733,895 and $4,833,378, respectively.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Gold Bullion Strategy Fund
Expense Example (Unaudited)
June 30, 2020

As a shareholder of The Gold Bullion Strategy Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account Value	Account Value	Period *
Expenses	Ratio	1/1/2020	6/30/2020	1/1/2020-6/30/2020
Investor Class	1.42%	$1,000.00	$1,146.70	$7.58
Advisor Class	2.02%	$1,000.00	$1,143.50	$10.75

Table 2

Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account Value	Account Value	Period *
expenses)	Ratio	1/1/2020	6/30/2020	1/1/2020-6/30/2020
Investor Class	1.42%	$1,000.00	$1,017.80	$7.12
Advisor Class	2.02%	$1,000.00	$1,014.83	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Renewal of the Investment Advisory and Sub-Advisory Agreements for The Gold Bullion Strategy Fund (and its subsidiary), and Approval of the new Investment Advisory and Sub-Advisory Agreements and Interim Investment Advisory and Sub-Advisory Agreements for The Gold Bullion Strategy Fund (and subsidiary)

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory and sub-advisory agreements for The Gold Bullion Strategy Fund (and its subsidiary), and the approval of the new investment advisory and sub-advisory agreements and interim investment advisory and sub-advisory agreements for The Gold Bullion Strategy Fund (and subsidiary) (together “Advisory Agreements” and “Sub-Advisory Agreements”). The Advisory Agreements are between Advisors Preferred, LLC (the “Adviser”) and Advisors Preferred Trust (the “Trust”) with respect to The Gold Bullion Strategy Fund, and between the Adviser and GBSF Fund Limited (the subsidiary). The Sub-Advisory Agreements are between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser” or “FPI”) with respect to The Gold Bullion Strategy Fund (the “Gold Fund”) and GBSF Fund Limited (the subsidiary). The consideration of the new agreements was in anticipation of a change in control of the Adviser.

In connection with the Board’s consideration of the New Advisory Agreements and New Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Gold Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the Gold Fund as compared to respective benchmarks and Morningstar categories. The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Form ADVs, a description of the manner in which investment decisions are made for the Gold Fund and its subsidiary by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services, including the team of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board also discussed the Adviser’s compliance program with the Chief Compliance Officer (“CCO”) of the Trust. The Board noted that the CCO of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Gold Fund and its subsidiary appears to be satisfactory.

In reaching their conclusions, the Trustees considered that the Adviser generally provides management and operational oversight of the Sub-Adviser. They also considered that the Adviser continues to provide numerous high-quality services to the Gold Fund and its subsidiary and Sub-Adviser, including the ongoing monitoring and evaluation of the performance, various administrative services, trade execution, and extensive compliance review and assistance. The Trustees also considered that the Adviser has not reported any material compliance or regulatory matters. The Board reviewed the financial resources of the Adviser, including the additional capital available from and the expertise of the proposed new owners. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser to the Gold Fund and its subsidiary were satisfactory and reliable.

With respect to the Sub-Adviser, the Trustees considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser employs a continuous investment program on behalf of the Gold Fund and its subsidiary and uses the Fund as part of investment strategies and funds it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Trustees reviewed the financial resources of the Sub-Adviser. The Board also considered the Sub-Adviser’s practices with respect to monitoring compliance; and found that the Sub-Adviser has devoted appropriate resources to compliance. The Trustees recognized the strength of their relationship with key personnel and familiarity with the operations of FPI. The Trustees appreciated the proactive models and strategies which enhance performance. The Trustees noted that the loss of one Fund manager had minimal effect due to the quick replacement with a seasoned individual. The Board concluded that FPI had sufficient quality and depth of personnel, financial resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided by FPI were satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore does not directly control the performance of the Gold Fund and its subsidiary. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Gold Fund, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Gold Fund’s and its subsidiary’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the updated performance of the Gold Fund compared to its primary benchmark and Morningstar category for various periods provided by the Adviser. The Trustees also reviewed the Sub-Adviser’s strategy and explanations for over/under performance. The Board noted the Gold Fund slightly underperformed the benchmark S&P GSCI Gold Fund Index by 1.27% for the 12 months ended December 31, 2018 and by 1.21% for the three year period. They also noted it outperformed the Morningstar Commodity category for the 12-month period by 7.44% and 3.68% for the three-year period.

Fees and Expenses. As to the costs of the services rendered by each of the Adviser and Sub-Adviser, the Trustees considered the updated comparison of the level of advisory fees and total operating expenses charged related to the Gold Fund as compared to funds in the Gold Fund’s Morningstar Category. The Trustees noted that the Adviser does not advise any investment vehicle with investment objectives and strategies substantially similar to the Gold Fund except for The Gold Bullion Strategy Portfolio, which has identical advisory fees; and considered that the Sub-Adviser charged higher fees to client accounts with investment mandates similar to those of the Gold Fund. With respect to the Gold Fund, the 0.75% management fee, was below the average of the Morningstar Commodity category. The total expense ratio 1.54% for Class A shares and Investor Class shares and 2.14% for Advisor Class shares of the Gold Fund were each within the range of the Morningstar Commodity category for similar classes. The Board concluded that the management fee and overall expenses charged by the Gold Fund were not unreasonable. They further noted that the fees were not excessive and aligned with comparable funds. The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the investment portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution. The Trustees reviewed the fees payable to each of the Adviser and Sub-Adviser, considered the allocation of the advisory fee and the portion retained by the Adviser. The Trustees further noted that the Adviser will retain between 0.20% and 0.25% of the gross advisory fee for its services, with the portion of the management fee retained by the Adviser decreasing slightly as the assets increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was not unreasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively.

Profitability. The Board considered the current profitability of each of the Adviser and Sub-Adviser, respectively, and whether profits, if any, are reasonable in light of the services provided to the Gold Fund and its subsidiary. The Board considered that at current asset levels and after payment of sub-advisory fees to FPI, the Advisor operates at a loss and operates at a loss after including the totality of services. For the Sub-Adviser, the Board considered that with respect to sub-advisory services, it operated at a loss. The Board concluded that the Adviser’s and Sub-Adviser’s level of profitability from the Fund and subsidiary was not excessive.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Gold Fund and its subsidiary. The Adviser stated they believe economies of scale will not be reached until assets reach a potential minimum of $300 to $500 million, and economies of scale would be revisited when assets reach those levels.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements and the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval for an additional one-year period of the existing investment advisory and sub-advisory agreements was in the best interests of the Gold Fund and its subsidiary and their current and future shareholders. They further determined that approval of the new and interim advisory agreements and interim sub-advisory agreements was also in the best interest of the Gold Fund and its subsidiary and current and future shareholders. In considering the Advisory Agreements and the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in the totality of surrounding circumstances.

Approval of the Revision to the Sub-Advisory Agreement for The Gold Bullion Strategy Fund (the “Fund”)

At an in person meeting held on August 20, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of a non-material revision to the sub-advisory agreement between Advisors Preferred LLC (the “Adviser”) and Flexible Plan Investments, Ltd. (“Flex” or the “Sub-Adviser”) with respect to the Fund). The Trustees began by reviewing a memo from counsel regarding their duties in approving advisory and sub-advisory agreements as included in Board materials with a focus on profitability. The Trustees recollected and adopted their prior deliberations when they renewed existing Advisory and Sub-Advisory Agreements and approved of the new Advisory Agreement and Sub-Advisory Agreements for the Fund on March 28, 2019.

The Trustees discussed the proposed shifts in breakpoints and fees for the split of advisory fees to be paid by the Adviser to Flex, the sub-adviser for the Fund. The Trustees reviewed memorandums provided by the Adviser and Flex regarding the new arrangements for the Fund relating to the fee splits between the Adviser and Flex. The Trustees concluded that the proposed shifts in the fee split are non-material to the Sub-Advisory Agreement approved on March 28, 2019.

The Adviser reported that after negotiations with Flex, the revised agreements reflect a slight increase in fees paid to Flex. The Adviser presented a memo that represented that there have been no material changes in the 15(c) responses since last provided to the Board during the March 28, 2019 meeting with respect to the Fund. Furthermore, the memo represented that the Adviser’s profitability with respect to the Fund’s advisory agreement would have remained unprofitable had the new fee split been in place and that the Adviser’s slight profitability with respect to the Fund based on the totality of the Adviser’s relationship with the Fund, would have been unprofitable had the new fee split been in place. The Trustees noted that excessive profitability does not appear to be an issue under either the current or proposed fee split with Flex. Next, the Trustees reviewed a memo from Flex that represented that there have been no material changes in the 15(c) responses since last provided to the Board during the March 28, 2019 meeting with respect to the Fund. Furthermore, the memo represented that its profitability with respect to the Fund’s sub-advisory agreement would have remained unprofitable had the new fee split been in place and that the same relationships as to profitability with respect to the totality of the Sub-Adviser’s relationship with the Fund, would have been similar to those of the current sub-advisory agreement. That is, the Fund either would have remained unprofitable or would have only slightly increased the modest profit for the Sub-Adviser. The Trustees noted that excessive profitability does not appear to be an issue under either the current or proposed fee split with the Adviser.

Next, the Trustees reviewed the proposed splits for the Sub-Advisory Agreement with Flex to be effective September 1, 2019, for the Fund as below:

Fund’s Advisory Fee 0.75%

Name of Fund
The Gold Bullion Strategy Fund

Proposed Split

Adviser	Sub-Adviser	Asset Range
0.200%	0.550%	Up to $300 mil
0.175%	0.575%	$300-$400 mil
0.150%	0.600%	$400-$600 mil
0.100%	0.650%	Over $600 mil

Having requested and received updated information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the proposed revised terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval was in the best interests of each of the Fund and its current and future shareholders. In considering the Sub-Advisory Agreement each Trustee did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 9/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 9/4/20

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 9/4/20